UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 8, 2018

SUNDANCE STRATEGIES, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365
Provo, Utah  84604
 (Address of Principal Executive Offices)

(801) 717-3935
(Registrant's Telephone Number, including area code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

Pursuant to an agreement between Sundance Strategies, Inc. (the "Company") and CFO International, P.C. dated January 8, 2018 (the "Agreement"), the Company has engaged Karl Farnsworth to serve as the Company's Chief Financial Officer. Mr. Farnsworth, age 60, is currently the President and CEO of CFO International, P.C., a position he has held since December 2013. Before joining CFO International, Mr. Farnsworth was CFO of Amedica Corporation from February 2013 to November 2013.  He also served as the SVP and Treasurer of Energy Solutions, Inc. in Salt Lake City, Utah from 2011 to 2013.  Prior to relocating to Utah he was the CFO of Alcan Products Corp. of the Rio Tinto Group from 2005 to 2010 and Chief Accountant of Kerr-McGee Corporation from 2003 to 2005. Earlier in his career, Mr. Farnsworth served as CFO within the Rheinmetall Group and as an International Auditor with Marathon Oil Company.  He holds a BS degree in Accounting from Brigham Young University and an MBA degree from Ohio State University in Finance and Operations Management.  He has served on numerous international boards of directors and is fluent in German.

The Agreement provides that, in exchange for Mr. Farnsworth's services, the Company will pay CFO International, P.C. a monthly fee of $5,900 for a term of six months. During the term of the Agreement, Mr. Farnsworth will provide the functions of a Chief Financial Officer, including but not limited to oversight of accounting functions, financial reporting and disclosure, and internal controls.

The description of the Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to this Form 8-K. Capitalized terms appearing above and not otherwise defined have the meaning set forth in the Agreement.

Item 7.01. Regulation FD Disclosure.

On January 11, 2018, the Company issued a press release announcing the engagement of Karl Farnsworth as the Company's consulting Chief Financial Officer. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Agreement between Sundance Strategies, Inc. and CFO International, P.C. Dated January 8, 2018
99.1	Press Release dated January 11, 2018 (Furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	January 12, 2018	By:	/s/ Randall F. Pearson
Randall F. Pearson
President and Director

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement between Sundance Strategies, Inc. and CFO International, P.C. dated January 8, 2018
99.1	Press Release dated January 11, 2018 (Furnished herewith)